                                                                   EXHIBIT 10.12

                       AIRTECH INTERNATIONAL GROUP, INC.
                             Distributor Agreement

This Agreement made on this date of March 15, 2001 by and between Airtech International Group, Inc., having its principal place of business at 15400 Knoll Trail, Suite 200, Dallas, Texas, 75248, ("AIRTECH INTERNATIONAL GROUP, INC.") herein, and Southern Therapy, Inc., having its principal place of business at Austin Texas, ("Distributor") herein, collectively the "Parties" herein, mutually agree as follows:

1.   Relationship

          AIRTECH INTERNATIONAL GROUP, INC. grants and the Distributor accepts:

          1.1. The right to purchase AIRTECH INTERNATIONAL GROUP, INC's. Product Model 950 brand name labeled as "Airsopure" directly from AIRTECH INTERNATIONAL GROUP, INC., at the price and terms outlined in the most current published AIRTECH INTERNATIONAL GROUP, INC. distributor price pages.

          1.2. The right to stock, display, promote and aggressively sell the Products to customers who are within the distributor's normal marketing area.

2.   Distributor Duties and Obligations

          The Distributor shall:

          2.1. Arrange for Airtech training for Distributor owners, sales managers, sales staff, sales associates and technical staff to occur within 45 days of signing this Agreement.

          2.2. Develop and implement a proactive business plan, which Distributor and Airtech International Group, Inc. will agree upon.

          2.3. Actively promote the Product to potential customers through periodic mailings, promotions or other accepted marketing practices. Product marketing and support from Airtech when requested.

          2.4. Assign the responsibility for the success of the Product to at least one sales person who will be the specialist and champion for these products. Airtech to assist as needed.

          2.5. Maintain a reasonable inventory of the Product including replacement filters, to facilitate customer satisfaction. Services and support to be handled through Airtech.

          2.6. Not sell Product for shipment out of the United States of America without first written approval of Airtech International Group, Inc.

          2.7. Comply with all federal, state, and local laws, regulations, statues, etc., affecting the performance of business and this Agreement.

          2.8. Follow up all leads to the disposition phase. This includes any and all leads referred by Airtech International Group, Inc.

          2.9. Keep copies of lead dispositions for review by Airtech International Group, Inc. Weekly sales reports and lead sheet reviews to be delivered to Airtech.

          2.10. Distributor shall pay for all Airtech invoices when they are paid by purchaser. Distributor shall use all means available to accelerate payments. Ultimate collection lies with Distributor and they will be responsible for payment.


3.   AIRTECH INTERNATIONAL GROUP, INC. Duties and Responsibilities

          AIRTECH INTERNATIONAL GROUP, INC. shall:

          3.1. Support the distributor efforts through various marketing initiatives, Product brochures, Product trend and technology correspondence, in-house training and other efforts deemed beneficial to the growth of the distributor business.

          3.2. Ship direct from plant based upon sales orders approved by STI, Distributor.

          3.3. Furnish reasonable quantities of brochures and other support and marketing materials as needed, Distributor shall be responsible for prudent dissemination of support materials.

          3.4. Provide technical and sales training and field sales support as required.

          3.5. Maintain reasonable levels of standard Product stock to facilitate prompt deliveries.

          3.6. Keep abreast of market and Product trends and inform the distributor of new opportunities.

          3.7. Notify Distributor of policy, pricing and other changes or practices that may affect business, markets and the customer, etc., sixty (60) days prior to the change, whenever practical.

          3.8. Comply with all applicable federal, state and local laws, regulations, statute, etc., affecting the performance of business and this Agreement.

4.   Cost and Expenses

          Each party shall be solely responsible for all costs and expenses incurred by it in performing its duties under this Agreement, including, but not limited to, salaries, employee commissions, advertisements, promotions, travel, delays, etc., unless otherwise stated and agreed to by all parties involved. Airtech has agreed under separate cover to supplement Distributor costs and expenses.

5.   Patents and Trademarks

          Distributor agrees not to contest the validity of any licenses, patents, trademarks and/or rights thereto now or hereafter used or claimed by AIRTECH INTERNATIONAL GROUP, INC. and to notify AIRTECH INTERNATIONAL GROUP, INC. promptly of any infringement thereof by others whenever such acts come to the attention of the Distributor.

--------------------------------------------------------------------------------

6.   Indemnification

          Distributor shall defend, indemnify and hold harmless AIRTECH INTERNATIONAL GROUP, INC., its representatives, agents and employees from and against all claims, damages, losses and expenses arising out of the Distributor's sale or use of the Product, except gross negligence of Airtech International Group, Inc. Airtech International Group, Inc. shall defend, indemnify and hold harmless Distributor, its representatives, agents and employees from and against all claims, damages, loses, and expenses arising out of the sale of Airtech International Group, Inc. Product, except gross negligence of Distributor.


7.   Sales Territory

          7.1. The Distributor may market the Product within the geographical area considered to be the Distributor's normal marketing area, ("Sales Territory") including branch operations, The Sales Territory is the United States market for medical equipment (Medical Market). The Medical Market is but not limited to the DMEs, HMEs and medical equipment distributors that carry other medical supplies for sale to persons with a physician's prescription. The Sales Territory will be exclusive to the Distributor. Any land areas not included will be expressly noted in an appendix attached to this Agreement. This Agreement assumes that a HCPCS Code application will be submitted and pursued with best efforts (Airtech International Group, Inc. does not guarantee that a code will be received) and that the Medicare Code for the Product will be pursued at the sole discretion of Airtech International Group, Inc.

          7.2. The Distributor understands and accepts that other wholesalers, distributors, retail merchandiser or other channels of distribution including the Internet or catalogues may be utilized by Airtech International Group, Inc. for the sale of Product and other Airtech International Group, Inc. products within the same geographic Sales Territory. These other means of distribution will not target the Medical Market of Distributor.

          7.3. Airtech International Group, Inc. may expand Distributor's Sales Territory based on area potentials, previous agreements, marketing policy, and the effectiveness of current distributors. The Distributor will not participate in the sales efforts of other channels of distribution, or receive commission or payments of any kind from sales to or by other channels of distribution.

          7.4. The Distributor may not sell Airtech Product through the Internet, catalogues or direct sales efforts outside of the Sales Territory without written consent of Airtech International Group, Inc.


8.   Performance Expectations

          8.1. A three year goal for net purchases of these Product, expected of and agreed to by the distributor, is as follows:

                  Net Purchases of $1,000,000 from 04/01/2001 to 03/31/2002 Net
                  Purchases of $2,000,000 from 04/01/2002 to 03/31/2003 Net
                  Purchases of $3,000,000 from 04/01/2003 to 03/31/2004 Terms of purchase are ninety (90) days payment is due in full.

--------------------------------------------------------------------------------

          8.2. The Distributor understands and accepts that if these agreed upon goals are not achieved, and it is determined that the Distributor has not implemented the actions required to achieve these goals, the following actions may be taken:

                  a) This Agreement may be terminated by Airtech International
                     Group, Inc. (see 9.2, c.)

                  b) This Agreement will continue and additional distribution channels may be established. (This statement is not intended to imply that the distributor has an exclusive agreement or sales territory).

                  c) Taking any action or failure to take any action allowed under this Agreement does not restrict Airtech from taking or not taking any action in the future. It is not required for the three years to occur in order to invoke this paragraph.


9.   Term and Termination

          9.1. This Agreement shall be binding for a period of three years from the date of execution and shall automatically renew and extend for consecutive one year terms if notification to the contrary is not given thirty (30) days before the anniversary date.

          9.2.    This Agreement may be terminated or modified as follows:

                  a) Prior to the end of the three-year period by either party without cause, and without time to cure, upon ninety (90) days written notice to the other party.

                  b) Immediately by AIRTECH INTERNATIONAL GROUP, INC. upon
                     written notice to Distributor in the event Distributor is adjudicated as bankrupt, becomes insolvent or makes an assignment for the benefit of creditors.

                  c) By either party upon ninety (90) days written notice if the other party is in material breach of any of the terms of this Agreement or any joint business plans or Distributor's failure to reach agreed upon market penetration goals measured by annual purchases of AIRTECH INTERNATIONAL GROUP, INC. products.

                  d) In the event of termination of this Agreement by either party, AIRTECH INTERNATIONAL GROUP, INC. shall have the option to repurchase all Products purchased hereunder of current design, unused and in saleable condition, which are in Distributor's inventory at the time of termination. If the termination is by AIRTECH INTERNATIONAL GROUP, INC., AIRTECH INTERNATIONAL GROUP, INC. shall pay the original purchase price as substantiated by the invoice or, if an invoice is unavailable, the published price prevailing at the time of manufacture. If the termination is by the Distributor, a handling charge of fifteen percent (15%) shall be deducted from the purchase price.

                  e) Upon termination, Distributor shall return all books and records of Airtech International Group, Inc. to Dallas headquarters via prepaid freight.

--------------------------------------------------------------------------------

10.  Additional Provisions

          10.1.   Changes in Design. AIRTECH INTERNATIONAL GROUP, INC. may make
                  ------------------
                  reasonable changes of any kind without notice and deliver revised designs or models of the Products against any order accepted by AIRTECH INTERNATIONAL GROUP, INC. AIRTECH INTERNATIONAL GROUP, INC. will not be responsible to the Distributor in any way for any inventory in the Distributor's possession of prior models of the Product or manufactured under prior design or specifications.

          10.2.   Force Majeure. AIRTECH INTERNATIONAL GROUP, INC. shall not be
                  --------------
                  liable for any delay in the delivery of any Products if such delay is due to any cause beyond the reasonable control of AIRTECH INTERNATIONAL GROUP, INC. In the event of any such delay, the dates for performance by AIRTECH INTERNATIONAL GROUP, INC. shall be extended for a period equal to the time lost by reason of such delay.

          10.3.   Distributor Not Agent. Distributor is an independent
                  ----------------------
                  contractor and shall not be considered in any respect an agent or representative of AIRTECH INTERNATIONAL GROUP, INC. and the Distributor shall not represent or hold out itself or its agents or representatives as the agents or representatives of AIRTECH INTERNATIONAL GROUP, INC., nor shall it allow others to do so.

          10.4.   Assignability. This Agreement may not be assigned or otherwise
                  --------------
                  transferred by the Distributor without prior written consent by AIRTECH INTERNATIONAL GROUP, INC. Any purported attempt to assign or transfer this Agreement without AIRTECH INTERNATIONAL GROUP, INC.'s prior written consent shall be null and void and shall, at Airtech International Group, Inc.'s option immediately terminate this Agreement.

          10.5.   Change in Control. Transfer of a controlling interest in
                  -----------------
                  Distributor to a party not in control at the time of execution of this Agreement shall be deemed an assignment without Airtech International Group, Inc.'s consent.

          10.6.   Use of Trade Name. The Distributor shall not use in it's
                  ------------------
                  corporate, firm or individual name, or allow to be used by others in their corporate, firm or individual names, insofar as the Distributor has any power to prevent such use, the words Airtech International Group, Inc., Airsopure, and/or any other name, logo or trademark adopted by AIRTECH INTERNATIONAL GROUP, INC. for products or service or any words or names or combinations of words or names closely resembling any of them.

          10.7.   Warranty. The warranty for the Products is set forth in the
                  --------
                  Product Literature and Installation, Operation and Maintenance manuals.

                  THE WARRANTY SET FORTH IN THE PRODUCT LITERATURE AND INSTALLATION, OPERATION AND MAINTENANCE MANUALS CONSTITUTES THE ENTIRE WARRANTY OF AIRTECH INTERNATIONAL GROUP, INC. WITH RESPECT TO THE PRODUCTS SOLD HEREUNDER AND IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ANY WARRANTY AGAINST INFRINGEMENT, ALL OF WHICH ARE HEREBY

--------------------------------------------------------------------------------

                  EXPRESSLY DISCLAIMED. DISTRIBUTOR SHALL NOT CHARGE AIRTECH INTERNATIONAL GROUP, INC. FOR ANY WARRANTY LABOR.

          10.8.   Disclaimers. IN NO EVENT SHALL AIRTECH INTERNATIONAL GROUP,
                  ------------
                  INC. BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM ANY PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT, OR ANY PURCHASE ORDER ISSUED HEREUNDER, OR THE USE OR PERFORMANCE OF THE PRODUCTS SOLD HEREUNDER, WHETHER DUE TO BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE OR OTHERWISE.

          10.9.   Notices. Any notice required or permitted hereunder shall be
                  --------
                  sufficient if sent by first-class mail, postage prepaid to the other party at the address specified herein, except that any notice of termination or other pertinent responsibilities, may be by certified mail, return receipt requested. Either party may designate a new address for the purposes of notice by certified mail, return receipt requested.

          10.10.  Governing Law. This Agreement shall be construed and the
                  --------------
                  relations between the parties determined in accordance with the laws of the State of Texas.

          10.11.  Entire Agreement. This Agreement contains the entire agreement
                  -----------------
                  between the parties and supersedes all prior agreements, representations, promises and understandings, whether written or oral, which have been made in connection with the subject matter hereof. Any terms and conditions on any purchase order or other document issued by the Distributor shall be inapplicable to any sale of Products pursuant to this Agreement.

          10.12.  Binding Effect. This Agreement shall be binding upon, inure to
                  ---------------
                  the benefit of, and be enforceable by and against the parties hereto and their respective heirs, successors, personal representatives, legal representatives and assigns.

          10.13.  Captions. The headings used in this Agreement are for
                  ---------
                  illustrative purposes only, the wording in the paragraphs will control.

          10.14.  Arbitration. The Parties agree to submit any disputes arising
                  ------------
                  from this Agreement to binding Arbitration in lieu of other legal means of resolutions. The Parties agree that the Arbitration will be held in Dallas Texas under the control of the American Arbitration Association or equivalent, if not available.

          10.15.  Confidentiality Agreement. The Parties agree to enter into a
                  -------------------------
                  Mutual Confidentiality Agreement that is incorporated by reference herein.

          10.16.  Counterparts. This Agreement may be executed in one or more
                  ------------
                  counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

ACCEPTED BY: (DISTRIBUTOR)


--------------------------------    --------------------------------
Print or Type Name         Title    Print or Type Name         Title


--------------------------------    --------------------------------
Signature                  Date     Signature                  Date

Notice to:
Southern Therapy, Inc.
Austin TX



Additional notice to:




ACCEPTED BY: AIRTECH INTERNATIONAL GROUP, INC.

C.J. Comu                           Address for notice:
Chief Executive Officer             15400 Knoll Trail, Suite 200
                                    Dallas, Texas 75248



-------------------------------
Signature                  Date


--------------------------------------------------------------------------------